UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2026

TechTarget, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-42428	99-2218610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Grove Street, Newton, MA		02466
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 431-9200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 per value per share	TTGT	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On March 11, 2026, TechTarget, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2025, which is posted on the Investor Relations section of the Company's website at www.informatechtarget.com. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information contained in Item 2.02 of this Form 8-K (including Exhibit 99.1) is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation by reference language in such filing, except as expressly set forth by specific reference in such a filing.

Item 5.08 Shareholder Director Nominations.

The Board of Directors of the Company (the “Board”) has established June 11, 2026, as the date of the 2026 Annual Meeting of Stockholders of the Company (the “2026 Annual Meeting”). Because the date of the 2026 Annual Meeting has been advanced by more than thirty (30) days from the anniversary of the Company’s 2025 Annual Meeting of Stockholders, the Company is hereby informing its stockholders of the 2026 Annual Meeting date and providing information on the due date for the submission of any stockholder proposals or stockholder director nominations. The record date, time and location of the 2026 Annual Meeting will be set forth in the Company’s proxy statement for the 2026 Annual Meeting.

In order for a stockholder proposal or stockholder nomination for director to be considered for inclusion in the proxy materials, including pursuant to Rule 14a-8 under the Exchange Act, such proposals must be received at the Company’s principal executive offices no later than March 21, 2026, which is the tenth day following the public announcement of the date of the 2026 Annual Meeting and which the Company has determined to be a reasonable time before it expects to print and send its proxy materials.

In accordance with the Company’s Amended and Restated Bylaws, if a stockholder of the Company intends to nominate a person for election to the Board at the 2026 Annual Meeting or intends to submit a proposal regarding any other matter of business at the 2026 Annual Meeting, but does not intend for such proposal to be included in the 2026 Proxy Statement, notice of any such nominations or other business must be received by the Corporate Secretary no later than March 21, 2026, which is the tenth day following the public announcement of the date of the 2026 Annual Meeting.

In addition to satisfying the advance notice requirements described above and in the Company’s Amended and Restated Bylaws, to comply with the SEC’s universal proxy rules, a person who intends to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to the Company that sets forth the information required by Rule 14a-19(b) under the Exchange Act no later than April 13, 2026.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

The following Exhibit 99.1 relating to Item 2.02 shall be deemed to be furnished, and not filed:

Exhibit Number	Description

99.1	Press Release dated March 11, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TechTarget, Inc.

Date: March 11, 2026	By:	/s/ Daniel Noreck
Daniel Noreck
Chief Financial Officer and Treasurer